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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Form S-4) dated December 3, 2001, of our report dated February 5, 2001, included in UtiliCorp United Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.


/s/ Arthur Andersen LLP

Kansas City, Missouri,
December 3, 2001